FORM 8 - K

                         SECURITIES AND EXCHANGE COMMISSION

                                Washington, DC  20549


                                   CURRENT REPORT


                           Pursuant to Section 13 or 15(d)
                                       of the
                           Securities Exchange Act of 1934


                  Date of Report (date of earliest event reported):

                                   January 9, 1998

                             CIRCUIT RESEARCH LABS, INC.


               (Exact Name of Registrant as specified in its Charter)

                                       Arizona

                   (State or other jurisdiction of incorporation)

                              0-11353        86-0344671

                              Commission            IRS
                               File                 Employer
                               Number               Identification No.

                               2522 West Geneva Drive
                                Tempe, Arizona  85282

                      (Address of principal executive offices)

                                   (602) 438-0888

                           (Registrant's telephone number)




            ITEM 5 - OTHER EVENTS

                 Ronald R. Jones, President and a Director and Chief
            Executive Officer of the Company, died on January 1, 1998.

                 At a special meeting of the Board of Directors of the
            Company on January 2, 1998, Gary D. Clarkson was appointed President and Chief Executive Officer. Mr. Clarkson had been the Secretary/Treasurer and a Director of the Company, and was co-founder of the Company with Ronald Jones in 1974.

                 Dennis L. Drew, the Vice President of Operations, was
            given the added positions of Secretary/Treasurer.

                 Royce T. Jones, widow of Ronald R. Jones, was appointed
            to the Board of Directors.


                                             CIRCUIT RESEARCH LABS, INC.



            Date:  January 9, 1998

                                            Gary D. Clarkson
                                            President/Chairman of the Board